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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         August 24, 2001
                                                  ------------------------------


                      NOVASTAR MORTGAGE FUNDING CORPORATION

             (Exact name of registrant as specified in its charter)


           Delaware                   333-50290-01               48-1195807
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


1901 West 47th Place, Suite 105, Westwood, KS                      66205
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:        (913) 514-3200
                                                     --------------------------

                                      None
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          (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets

          NovaStar Mortgage Funding Corporation registered issuances of up to $2,000,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-50290) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2001-2, issued on September 25, 2001 $788,000,100 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2001-2, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class AIO and Class P (the "Certificates").

          The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Agreement") attached hereto as
Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), First Union National Bank, as certificate administrator (the "Certificate Administrator") and Citibank, N.A., as trustee (the "Trustee"). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

          As of September 1, 2001, the mortgage loans possessed the characteristics described in the Prospectus, dated February 16, 2001, and the Prospectus Supplement, dated August 24, 2001, filed pursuant to Rule 424(b)(2) of the Act on September 27, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Business Acquired:  None

      (b) Pro Forma Financial Information:   None

      (c) Exhibits:
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          1.1       Underwriting Agreement, dated as of August 24, 2001, between
                    NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and First Union Securities, Inc, as representative of the Several Underwriters.

          4.1 Pooling and Service Agreement, dated as of September 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, First Union National Bank, as certificate administrator, and Citibank, N.A., as trustee.

          10.1 Mortgage Loan Purchase Agreement, dated as of September 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, First Union National Bank, as certificate administrator, and Citibank, N.A., as trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 25, 2001

                                          NOVASTAR MORTGAGE FUNDING CORPORATION,



                                          By:     /s/ Kelly Meinders
                                               -------------------------------
                                               Kelly Meinders
                                               Vice President

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

Exhibit 1.1 Underwriting Agreement, dated as of August 24, 2001, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and First Union Securities, Inc, as representative of the Several Underwriters.

Exhibit 4.1 Pooling and Service Agreement, dated as of September 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, First Union National Bank, as certificate administrator, and Citibank, N.A., as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of September 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, First Union National Bank, as certificate administrator, and Citibank, N.A., as trustee.

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